UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

AMERIPRISE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 671-3131

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $.01 per share)	AMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2025 annual meeting of the shareholders of the Company was held on April 30, 2025. At the meeting, the holders of 84,202,852 shares of common stock, which represents approximately 87.88 percent of the 95,813,956 outstanding shares entitled to vote as of the March 3, 2025, record date, were represented in person or by proxy. Detailed voting results are set forth below.

Item 1 – Election of the Eight Director Nominees Named Below. The shareholders elected each director nominee for a term of one year to expire at the 2026 annual meeting of shareholders or until their successors are elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James M. Cracchiolo	71,356,536	7,008,183	307,775	5,530,358
Dianne Neal Blixt	73,632,636	4,957,944	81,914	5,530,358
Glynis A. Bryan	78,433,208	157,274	82,012	5,530,358
Amy DiGeso	73,574,586	5,018,487	79,421	5,530,358
Robert F. Sharpe, Jr.	73,760,103	4,830,321	82,070	5,530,358
Brian T. Shea	77,394,970	1,193,328	84,196	5,530,358
W. Edward Walter III	78,023,887	559,775	88,832	5,530,358
Christopher J. Williams	76,934,238	1,607,836	130,420	5,530,358

Item 2 – Nonbinding Advisory Vote to Approve the Compensation of Named Executive Officers. The shareholders approved, on an advisory basis, the compensation of the named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,497,675	8,956,663	218,156	5,530,358

Item 3 – Ratification of Audit and Risk Committee’s Appointment of the Company’s Independent Registered Public Accounting Firm for 2025. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.

Votes For	Votes Against	Abstentions
81,737,431	2,401,817	63,604

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 104	Cover page is formatted in iXBRL (Inline eXtensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC. (Registrant)

Date: May 2, 2025	By:	/s/ Wendy B. Mahling
	Name:	Wendy B. Mahling
Senior Vice President, Corporate Secretary & Securities and
	Title:	Corporate Law